Templeton Russia Fund


[PHOTO OF J. MARK MOBIUS, PH.D. APPEARS HERE]

J. Mark Mobius, Ph.D.
President
Templeton Russia Fund
---------------------

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $6 billion in emerging markets investments for the Templeton Group of Funds.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Russia Fund seeks long-term capital appreciation through equity investments in "Russia companies."

--------------------------------------------------------------------------------

November 16, 1995

Dear Shareholder:

We are pleased to bring you the first semi-annual report for the Templeton Russia Fund, which covers the approximately three-and-a-half month period from the inception of the Fund on June 14, 1995, through September 30, 1995. As you can see in the Performance Summary on page 4, the Fund produced a total return of 4.17% in market-price terms during this time.

Under communism, capital spending and infrastructure development in Russia slowed markedly, especially near the end of that era when the government ran out of hard currency, and development ground to a halt. Russia now needs foreign investment to help pay for its growth and rebuilding. In accordance with our value-oriented investment style, however, we have not poured cash into the Russian stock market, but have spent time searching for stocks that we believe may be selling at less than their true worth. In conducting our search, we analyze a company's financial health and historical and prospective performance by looking at scores of financial indicators. We also assess the company's management, as well as external factors such as the political, economic, technological and social environments. At present, the Russian stock market is characterized by volatility, and whenever it points downward, it reveals a greater number of potential bargains to us.

The Fund, which was made available to investors on June 14, 1995, held $74.12 million in total assets on July 7, 1995. On September 30, 1995, 46.7% of the Fund's assets were invested in equities, with the remaining 53.3% in cash and other liquid assets. Companies in the oil/gas and energy sectors made up a large portion of the portfolio, accounting for 21.4% of its total capital.

--------------------------------------------------------------------------------

Templeton Russia Fund

Portfolio Breakdown on 9/30/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                   Automobiles                         1.4%

                   Energy Sources                     15.2%

                   Food & Household
                   Products                            0.2%

                   Merchandising                       2.5%

                   Multi-Industry                     13.5%

                   Telecommunications                  7.7%

                   Utilities - Electrical & Gas        6.2%

                   Short-Term Obligations &
                   Other Net Assets                   53.3%

Investments in the telecommunications sector accounted for 7.7% of the Fund's capital, while the appliances and household durables sector accounted for another 6%. Among the positions held by the Fund, each of which represented 5% or more of the total net assets, were: Chernogeft, a multi-industry company; Komineft, an oil exploration company; Rao Edinaya Energeticheskaya Sistema, a utilities company; and Rostelekom, a telecommunications company.

Looking forward, we are optimistic about the potential long-term investment opportunities in Russia. However, as with all emerging markets, investing in Russia requires a long-term perspective. The value of securities can rise or fall substantially in the short term, and an investor who looks only at short-term data will not get an accurate picture of the overall market. In our opinion, the Russian economy and Russian businesses have great long-term potential. Earlier this year, the International Monetary Fund approved a US$6.8 billion loan for Russia and described Russia's reforms as "bold and ambitious." The Duma, Russia's parliament, passed a budget for 1995-96 that includes non-inflationary financing for the deficit, and the Russian Central Bank seems to be keeping a tight grip on monetary growth.

It should be remembered, of course, that investing in any emerging market means tolerating a certain amount of volatility, and in some cases, severe market corrections. Investing in Russia is no exception. It involves special considerations not typically associated with investing in the United States securities markets and a high degree of risk, and should be considered highly speculative. These risks include, but are not limited to, political, economic,

--------------------------------------------------------------------------------

Templeton Russia Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets
                                                                      % of Total
Company, Industry                                                     Net Assets
--------------------------------------------------------------------------------
Chernogoneft, Multi-Industry                                            6.1%
--------------------------------------------------------------------------------
Komineft, Energy Sources                                                6.0%
--------------------------------------------------------------------------------
Rao Edinaya Energeticheskaya Sistema,
Utilities - Electrical & Gas                                            6.0%
--------------------------------------------------------------------------------
Rostelekom, Telecommunications                                          5.7%
--------------------------------------------------------------------------------
Irkutskenergo, Multi-Industry                                           5.4%
--------------------------------------------------------------------------------
Purneftegaz, Energy Sources                                             3.9%
--------------------------------------------------------------------------------
Tomskneft, Energy Sources                                               3.0%
--------------------------------------------------------------------------------
GUM Trade House, Merchandising                                          2.5%
--------------------------------------------------------------------------------
Saint Petersburg City Telephone Network,
Telecommunications                                                      2.0%
--------------------------------------------------------------------------------
Primorskoe Sea Shipping, Multi-Industry                                 1.8%
--------------------------------------------------------------------------------

For a detailed listing of portfolio holdings, see page 8 of this report.


and legal uncertainties, market and currency volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped systems of share registration and transfer, and the pervasive crime and corruption in the Russian economic system, as well as adverse social and political developments.

Thank you for investing in the Templeton Russia Fund. We appreciate your confidence and will update you about our progress in the annual report, which is due out in six months.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Russia Fund produced a total return of 4.17% for the nearly three-and-a-half month reporting period ended September 30, 1995. Based on the change in actual net asset value (in contrast to market price), total return was -9.86% for the same period. Since the Fund is new, there have been no distributions of dividends or capital gains.

On September 30, 1995, the Fund's closing price on the New York Stock Exchange was $15.625 compared with the initial offering price of $15.00 per share on June 14, 1995. The net asset value fell from $14.10 to $12.71 during the same period. We believe it is important to maintain a long-term investment perspective, and we encourage shareholders to view their investments in a similar manner. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Russia Fund

Cumulative Total Returns*
Period Ended September 30, 1995

                                                                     Since
                                                                   Inception
                                                                   (6/14/95)
Based on change
in net asset value                                                   -9.86%

Based on change
in market price                                                       4.17%

*Past performance is not predictive of future results.

--------------------------------------------------------------------------------

The following Letter was
written by Dr. Mobius After
a Recent Trip to Russia.

Russia is an exciting market that presents plenty of challenges. I don't mean to use the word "challenges" as a euphemism for "problems." In my opinion, the challenges found in Russia can be met by a determined investor who is prepared to work hard and has a presence there. Templeton now has an office in Moscow with two full-time analysts and a support staff.

One challenge we are facing is the custodial situation. Foreign investors in any country need a trustworthy and reliable custodian to ensure proper safekeeping and undertake immediate day-to-day operations, such as payments to brokers. Many Russian companies keep their own share registries, and while Western-style business methods and sophistication are increasingly accepted in Russia, some share registrars still don't appreciate the importance of custodians and have been slow to sign registrar custodial contracts. The Fund uses Chase Manhattan Bank as its custodian in Russia. The process of registering Russian companies with our global custodial bank started more than six months before the Fund was launched. To assist Chase's custodial efforts, Templeton provided the names of 93 Russian companies, which we considered the most attractive and were listed on at least one of the three main Russian shares indexes: Moscow Times, CSFB Index, or Skate Press Index. The presence of foreign investors such as the Fund should help Russian businesses develop understanding and acceptance of concepts and practices such as share custody.

In August, I made another trip to Russia to visit companies that the Fund had identified as potential bargain investments. Since it's important to use a wide variety of information about any company in which we are considering investing, personal visits to companies are extremely valuable. Such research reveals potential problems, helps us uncover opportunities, and provides us with information that is simply impossible to find in annual reports, consumer surveys and reports by brokerages or economists. As a result of what I saw during my trip, I believe that Templeton's conservative pricing policy and the low valuations of stocks in the Fund make them a bargain at the present time. I thank you for investing in the Templeton Russia Fund and look forward to sharing more details of my visit with you in the Fund's March 31, 1996 annual report.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.

Templeton Russia Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                        JUNE 14, 1995
                                                        (COMMENCEMENT
                                                      OF OPERATIONS) TO
                                                      SEPTEMBER 30, 1995
                                                         (UNAUDITED)
                                                      ------------------
Net asset value, beginning of period                       $ 14.10
                                                           -------
Income from investment operations:
 Net investment income                                         .06
 Net realized and unrealized loss                            (1.35)
                                                           -------
Total from investment operations                             (1.29)
Underwriting expenses deducted from capital                   (.10)
                                                           -------
Change in net asset value                                    (1.39)
                                                           -------
Net asset value, end of period                             $ 12.71
                                                           =======
TOTAL RETURN*
Based on market value per share                              4.17%
Based on net asset value per share                         (9.86)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                            $67,343
Ratio of expenses to average net assets                      3.08%**
Ratio of net investment income to average net assets         1.42%**

 * NOT ANNUALIZED.
** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Russia Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                              COUNTRY   SHARES      VALUE

----------------------------------------------------------------------------
 COMMON STOCKS: 46.7%
----------------------------------------------------------------------------
 Automobiles: 1.4%
           *Kamaz                              Rus.      338,700 $   931,425
----------------------------------------------------------------------------
 Energy Sources: 15.2%
           *Komineft                           Rus.    1,547,047   4,068,734
           *Orenburgneft                       Rus.      672,185   1,129,271
           *Purneftegaz                        Rus.      988,365   2,599,400
           *Samotlorneft                       Rus.      168,945     388,573
           *Tomskneft                          Rus.      496,895   2,027,331
                                                                 -----------
                                                                  10,213,309
----------------------------------------------------------------------------
 Food & Household Products: 0.2%
           *Red October                        Rus.       20,000     140,000
----------------------------------------------------------------------------
 Merchandising: 2.5%
           *GUM Trade House                    Rus.      192,212   1,681,855
----------------------------------------------------------------------------
 Multi-Industry: 13.5%
           *Chernogorneft                      Rus.      530,000   4,107,500
           *Irkutskenergo                      Rus.      661,000   3,622,280
           *Primorskoe Sea Shipping            Rus.      414,000   1,242,000
           *Yuganskneftegaz                    Rus.       10,000     121,250
                                                                 -----------
                                                                   9,093,030
----------------------------------------------------------------------------
 Telecommunications: 7.7%
           *Rostelekom                         Rus.      881,500   3,856,563
           *Saint Petersburg City Telephone
           Network                             Rus.      108,235   1,350,232
                                                                 -----------
                                                                   5,206,795
----------------------------------------------------------------------------
 Utilities Electric & Gas: 6.2%
           *Lenenergo                          Rus.        3,600     110,016
           *Rao Edinaya Energeticheskaya
           Sistema                             Rus.      484,900   4,048,915
                                                                 -----------
                                                                   4,158,931
                                                                 -----------
 TOTAL COMMON STOCKS (cost $38,611,876)                           31,425,345
----------------------------------------------------------------------------

Templeton Russia Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                   PRINCIPAL IN
 INDUSTRY  ISSUE                         COUNTRY LOCAL CURRENCY**    VALUE

------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS: 60.8%
------------------------------------------------------------------------------
           Federal Farm Credit Bank,
           5.63%, 10/30/95                U.S.       4,000,000    $ 3,982,120
           Federal Home Loan Bank,
           5.65%, 10/20/95                U.S.       4,460,000      4,449,298
           Federal Home Loan Mortgage
            Corp., 5.53% to 6.30% with
            maturities to 12/07/95        U.S.      26,907,000     26,843,364
           Federal National Mortgage
            Association, 5.66%,
            10/04/95                      U.S.       5,700,000      5,698,288
                                                                  -----------
 TOTAL SHORT TERM OBLIGATIONS: (cost
 $40,968,037)                                                      40,973,070
------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 107.5% (cost
 $79,579,913)                                                      72,398,415
 OTHER ASSETS, LESS LIABILITIES: (7.5)%                            (5,055,198)
                                                                  -----------
 TOTAL NET ASSETS: 100.0%                                         $67,343,217
                                                                  ===========

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRY INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Russia Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities at value
  (identified cost $79,579,913)                      $72,398,415
 Cash                                                     84,778
 Unamortized organization costs                          101,554
                                                     -----------
   Total assets                                       72,584,747
                                                     -----------
Liabilities:
 Payables:
  Investment securities purchased                      4,679,750
  Organization and registration expenses                 142,382
 Accrued expenses                                        419,398
                                                     -----------
   Total liabilities                                   5,241,530
                                                     -----------
Net assets, at value                                 $67,343,217
                                                     ===========
Net assets consist of:
 Undistributed net investment income                 $   295,704
 Net unrealized depreciation                          (7,181,498)
 Net capital paid in on shares of capital stock       74,229,011
                                                     -----------
Net assets, at value                                 $67,343,217
                                                     ===========
Shares outstanding                                     5,297,093
                                                     ===========
Net asset value per share ($67,343,217 / 5,297,093)  $     12.71
                                                     ===========


STATEMENT OF OPERATIONS
for the period June 14, 1995
(commencement of operations)
to September 30, 1995 (unaudited)

Interest Income                                                    $   937,818
Expenses:
 Management fees (Note 3)                                $254,002
 Administrative fees (Note 3)                              41,250
 Transfer agent fees                                       10,883
 Custodian fees                                           284,507
 Reports to shareholders                                    9,069
 Audit fees                                                14,225
 Legal fees (Note 3)                                        8,890
 Registration and filing fees                               1,600
 Directors' fees and expenses                               6,402
 Amortization of organization costs                         5,946
 Other                                                      5,340
                                                      -----------
  Total expenses                                                       642,114
                                                                   -----------
   Net investment income                                               295,704
 Net unrealized depreciation on
  investments                                          (7,181,498)
                                                      -----------
   Net unrealized loss                                              (7,181,498)
                                                                   -----------
Net decrease in net assets resulting from operations               $(6,885,794)
                                                                   ===========

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Russia Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                           JUNE 14, 1995
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                         SEPTEMBER 30, 1995
                                                            (UNAUDITED)
                                                         ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                     $   295,704
  Net unrealized depreciation                                (7,181,498)
                                                            -----------
   Net decrease in net assets resulting from operations      (6,885,794)
 Capital share transactions (Note 2)                         74,129,000
                                                            -----------
   Net increase in net assets                                67,243,206
Net assets:
 Beginning of period                                            100,011
                                                            -----------
 End of period                                              $67,343,217
                                                            ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Russia Fund, Inc.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund), was organized as a Maryland corporation on September 30, 1994 and commenced operations on June 14, 1995 as a closed-end, non-diversified management investment company registered under the Invest-ment Company Act of 1940. The following summarizes the Fund's significant ac-counting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

e. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On June 14, 1995, the fund completed the initial public offering of 4.6 million shares of its common stock; proceeds paid to the Fund amounted to $64,400,000 after deduction of underwriting commissions and expenses of $460,000. On July 7, 1995, the Fund completed a subsequent offering of 690,000 shares of its com-mon stock; proceeds paid to the Fund amounted to $9,729,000.

At September 30, 1995, there were 100,000,000 shares of capital stock autho-rized ($.01 par value).

Templeton Russia Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Singapore) Pte. Ltd., (TIMPL) and Templeton Global Invest-ors, Inc. (TGII), the Fund's investment manager and administrative manager, re-spectively.

The Fund pays monthly an investment management fee to TIMPL equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. TIMPL has agreed to reduce their fee by one half during the fiscal quarter following the fiscal period ending September 30, 1995 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. There was no such reduction in fees for the period ended September 30, 1995. The Fund pays TGII monthly fees of 0.25% per annum of the Fund's average weekly net assets of which 0.20% is paid to Princeton Administrations L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administration services.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $8,890 for the period June 14, 1995 (com-mencement of operations) through September 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases of securities (excluding short-term securities) for the period ended September 30, 1995 was $38,611,876. There were no sales of securities during this period. The cost of securities for federal income tax purposes is the same as that shown in the Statement of Assets and Liabilities. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

     Unrealized appreciation      $    65,536
     Unrealized depreciation       (7,247,034)
                                  -----------
     Net unrealized depreciation  $(7,181,498)
                                  ===========

5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                NET GAIN (LOSS)     NET INCREASE (DECREASE)
                                                               ON INVESTMENT AND         IN NET ASSETS
                           INVESTMENT       NET INVESTMENT     FOREIGN CURRENCY         RESULTING FROM
                             INCOME             INCOME           TRANSACTIONS             OPERATIONS
                       ------------------ ------------------ ---------------------- -----------------------------
                        TOTAL   PER SHARE  TOTAL   PER SHARE    TOTAL     PER SHARE    TOTAL        PER SHARE
                       -------- --------- -------- --------- -----------  --------- --------------  -------------
1996
For the period ended:
June 30, 1995          $ 93,324   $.02    $ 42,424   $.01    $   200,947   $  .04   $      243,371   $     .05
September 30, 1995      844,494    .16     253,280    .05     (7,382,445)   (1.39)      (7,129,165)      (1.34)
                       --------   ----    --------   ----    -----------   ------   --------------   ---------
                       $937,818   $.18    $295,704   $.06    $(7,181,498)  $(1.35)  $   (6,885,794)  $   (1.29)
                       ========   ====    ========   ====    ===========   ======   ==============   =========

Templeton Russia Fund, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. .Participants should contact Chemical Mellon Se-curities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pitts-burgh, PA 15230, to receive the Plan brochure. .To receive dividends or distri-butions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. .Whenever the Fund declares dividends in either cash or com-mon stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or ter-mination. .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

Templeton Russia Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
TRANSFER AGENT

Chemical Mellon Shareholder Services
Securities Transfer Services
450 West 33rd
Street, 15th Floor New York, NY 10001
800-526-0801




SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Russian Fund shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnTRF". The Fund's New York Stock Ex-change trading symbol is TRF. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 700 Central Avenue, St. Peters-burg, FL 33701.

--------------------------------------------------------------------------------

 TEMPLETON RUSSIA
 FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

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                                                                 TLTRF S95 11/95
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TEMPLETON

RUSSIA

FUND, INC.



Semi-Annual Report
September 30, 1995




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